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                                                                   EXHIBIT 10(c)

[LOGO]                          INTERTAN, INC.


                        [LETTERHEAD OF INTERTAN, INC.]

February 19, 2001

Mr. Douglas C. Saunders
3300 Highway # 7
Suite 904
Concord, ON
L4K 4M3

Dear Doug:

       Re: Clarification to Feb 15, 2000 Amendment to Employment Letter

     Your employment letter dated March 10, 1995 was amended by a letter agreement dated February 15, 2000 (the "Amending Letter Agreement"). By way of clarification to paragraph 2 of the Amending Letter Agreement, we wish to confirm that the term "change of control" used therein will be deemed to have occurred if any of the events described in Sections 8.5 (a), (b) or (c) of InterTAN, Inc.'s Deferred Compensation Plan, as amended, takes place.



                                                         Sincerely,
                                                         InterTAN, Inc.


                                                         /s/ Brian E. Levy

                                                         By: Brian E. Levy
                                                             President and Chief
                                                             Executive Officer